FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

ADCPB BALANCE
Initial ADCPB                                                 85,790,915.00
Prior Month ADCPB                                             81,147,785.17
Current Month ADCPB (Before addition of New Property)         79,013,785.78
Base Principal Amount (Prior - Current)                        2,133,999.39
Add:  ADCPB of New Transferred Property                                0.00
Ending ADCPB (Current + ADCPB of New Property)                79,013,785.78

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                    69,787,095.35
     Class A Certificate Rate                                          6.85%
     One twelfth of Class A Certificate Rate                           0.57%
     Class A Certificate Interest                                398,368.00
     Prior Month Class A Overdue Interest                              0.00

     Class A Interest Due                                        398,368.00
     Class A Interest Paid                                       398,368.00

     Current Month Class A Overdue Interest                            0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                    69,787,095.35
     Class A Percentage                                               86.00%
     Base Principal Amount                                     2,133,999.39
     Class A Base Principal Distribution Amount                1,835,239.47
     Prior Month Class A Overdue Principal                             0.00
     Total A Note Principal Due                                1,835,239.47

     Class A Principal Paid                                    1,835,239.47

     Class A Overdue Principal                                         0.00
                                                            ---------------
     Current Month Class A Principal Balance                  67,951,855.88

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                   3,245,911.80
     Class B-1 Certificate Rate                                        7.63%
     One twelfth of Class B-1 Certificate Rate                         0.64%
     Class B-1 Certificate Interest                               20,638.59
     Prior Month Class B-1 Overdue Interest                            0.00

     Class B-1 Interest Due                                       20,638.59
     Class B-1 Interest Paid                                      20,638.59

     Current Month Class B-1 Overdue Interest                          0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                   3,245,911.80
     Class B-1 Percentage                                              4.00%
     Base Principal Amount                                     2,133,999.39
     Class B-1 Base Principal Distribution Amount                 85,359.98
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 85,359.98
                                                                  ---------

     Class B-1 Principal Paid                                     85,359.98


     Class B-1 Overdue Principal                                       0.00

     Current Month Class B-1 Principal Balance                 3,160,551.82

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                   3,245,911.80
     Class B-2 Certificate Rate                                        8.17%
     One twelfth of Class B-2 Certificate Rate                         0.68%
     Class B-2 Certificate Interest                               22,099.25
     Prior Month Class B-2 Overdue Interest                            0.00

     Class B-2 Interest Due                                       22,099.25
     Class B-2 Interest Paid                                      22,099.25

     Current Month Class B-2 Overdue Interest                          0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                   3,245,911.80
     Class B-2 Percentage                                              4.00%
     Base Principal Amount                                     2,133,999.39
     Class B-2 Base Principal Distribution Amount                 85,359.98
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 85,359.98

     Class B-2 Principal Paid                                     85,359.98

     Class B-2 Overdue Principal                                       0.00

     Current Month Class B-2 Principal Balance                 3,160,551.82

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                           81,147,785
     Servicer Fee Rate                               0.5000%
     One-twelfth                                     0.0417%
     Servicer Fee                                 33,811.58

     Prior Servicer Fee Arrearage                      0.00
     Servicer Fee Due                             33,811.58

     Servicer Fee Paid                            33,811.58

     Current Servicing Fee Arrearage                   0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                           81,147,785
     Back-Up Servicer Fee Rate                       0.0130%
     One-twelfth                                     0.0011%
     Back-up Servicer Fee                            879.10

     Prior Back-Up Servicer Fee Arrearage              0.00
     Total Back-Up Servicer Fee Due                  879.10

     Back-Up Servicer Fee Paid                       879.10

     Current Back-Up Servicing Fee Arrearage           0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                     291.67
     Trustee Fee Rate                                0.0100%

     Prior Trustee Fee Arrearage                      0.00
     Total Trustee Fee Due                          291.67

     Trustee Fee Paid                               291.67

     Current Trustee Fee Arrearage                    0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance    69,787,095.35
     Monthly Premium Rate                            0.0208%
     Prior Premium Arrearage                           0.00
     Premium Amount Due                           14,539.00

     Premium Amount Paid                          14,539.00

     Current Premium Arrearage                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
      10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding Chief Accounting Officer is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)   A Gross Charge-Off Event has occurred and is continuing; or  [10.01 (h)]

(i)   A Delinquency Trigger Event has occurred and is continuing; or

(j)   An Event of Servicing Termination has been declared; or  [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                 No
                                                             -------------

      (b)  Certificate Insurer makes an Insured Payment           No
                                                             -------------

      (a)  Gross Charge-Off Event (Yes/No)                        No
                                                             -------------

      (b)  Delinquency Trigger Event                              No
                                                             -------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section 11.01(a)(ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
      (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against he Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
                               Gross                          Gross                             Monthly
                              Defaults      Recoveries      Charge-Offs         ADCPB          Charge-Offs
                              --------      ----------      -----------       ----------       -----------
           2 months prior     249,878         249,878             0           82,906,605           0.00%
           1 month prior      198,683         198,683             0           81,262,581           0.00%
           Current                  0               0             0           78,845,490           0.00%


                           Gross Charge-Off Ratio:                                                 0.00%
                           Maximum Charge-Off Ratio:                                               2.50%


30+ DELINQUENCIES
                                                                                   Monthly
                           Delinquencies      ADCPB                              Delinquencies
                           -------------   ----------                            -------------
           2 months prior   4,880,208      82,906,605                                 5.89%
           1 month prior    4,324,368      81,262,581                                 5.32%
           Current month    4,343,854      78,845,490                                 5.51%

                           Delinquency Ratio:                                         5.57%
                           Maximum Delinquency Ratio:                                 6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                               No
                                                           -------------

      (b)  Issuer Delinquency Trigger Ratio                     No
                                                           -------------


GROSS DEFAULTS (>=180)

                                                                     Monthly
                           Gross Defaults        ADCPB             Charge-Offs
                           --------------     ----------           -----------
           Current             38,084         78,845,490               0.05%


                 i A       Subordinated Percentage                     10.00%
                   B       WAL of Remaining Leases                      1.98
                ii         Two
                           Ratio (i/ii)                                 2.53%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                      Monthly
                           Delinquencies         ADCPB             Delinquencies
                           -------------      ----------           -------------
           2 months prior     497,839         82,906,605                0.60%
           1 month prior      794,592         81,262,581                0.98%
           Current month      673,826         78,845,490                0.85%


                            Issuer Delinquency Trigger Ratio:           0.81%
                            Maximum Ratio Allowed:                      2.50%


EARLY AMORTIZATION EVENT

   (1)  Is Subordinate Interest less than 8.86% of ADCPB?         No
                                                         ---------------------

   (2)  Has a Gross Charge-Off Event Occurred?                    No
                                                         ---------------------

   (3)  Has a Delinquency Event Occurred?                         No
                                                         ---------------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

        Aging/Delinquency Statistics

                                                                           ADCPB          Total
        Current                                                                74,501,635       94.49%
        31-60 Days Past Due                                                     2,326,029        2.95%
        61-90 Days Past Due                                                     1,344,000        1.70%
        91+ Days Past Due                                                         673,826        0.85%
                                                                                 --------       -----

        Total                                                                  78,845,490      100.00%


        Certificate Factors

        Class A Notes                                                         0.921004116
        Class B-1 Notes                                                       0.921004123
        Class B-2 Notes                                                       0.921004123


        Substitution Limits [Section 7]

        ADCPB as of Cut-Off Date                                            85,790,915.00
        Maximum Substitution (10% of Initial)                                8,579,091.50
        Maximum Substitution for Defaulted Contracts (5% of Initial)         4,289,545.75

        Prior month Cumulative ADCPB Substituted                             3,332,268.58
        Current month ADCPB Substituted                                              0.00
        Cumulative ADCPB Substituted                                         3,332,268.58

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts     1,980,863.06
        Current month ADCPB Substituted Defaulted Contracts                          0.00
        Cumulative ADCPB Substituted for Defaulted Contracts                 1,980,863.06


        Portfolio Prepayment Statistics

        Prior month Cumulative ADCPB prepaid                                 4,026,134.16
        Current month ADCPB prepaid                                            565,760.76
        Cumulative ADCPB prepaid                                             4,591,894.92

        Prior month Cumulative ADCPB Defaulted                               2,429,424.74
        Current month ADCPB Defaulted                                          102,956.42
        Cumulative ADCPB Defaulted                                           2,532,381.16

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                                 251,033.69

LOCKBOX ACCOUNT
    Transfer of prior period Payments not yet transferred to Collection Account                           (136,870.90)
    Transfer of prior period Excluded Amounts not yet transferred                                          (37,504.24)
    Collections Received [5.02 (b)(d)]                                                                   2,850,093.52
    Excluded Amounts [5.02 (d)][Definition]                                                               (960,379.13)
    Collections on Deposit due Collection Account [5.02 (d)]                                            (1,798,740.82)

    Ending Balance                                                                                         167,632.12


COLLECTION ACCOUNT
    BEGINNING BALANCE @ 5/1/97                                                                                       1,712,040.02

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 5/1/97
    Add:  Servicer Advance                                                                                             907,905.66
    Add:  Payments due Collection Account from last 2 business days prior period                                       136,870.90
    Add:  Add'l transfers                                                                                                    0.00
    Add: Amounts to Collection Acct from Security deposit account                                                            0.00
    Less: Total distributions on 5/10/97                                                                            (2,756,816.58)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 6/1/97
    ----------------------------------------------------
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                                 1,870,486.14
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                               0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                           0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                      0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                                            5,238.48
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                                0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                             0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                                       0.00
    Add: Security Deposits Related to Prepayment                                                                             0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                          0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                       0.00
    Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                                         0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                            0.00

    Ending Balance @ 5/31/97 and 6/1/97                                                                              1,875,724.62

    Add: Servicer Advances to be deposited on Determination Date                                                       972,558.12
    Add: Payments due Collection Acct from last 2 business days                                                        114,094.26
    Add: Payments not yet transferred to the Collection Account                                                              0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                                0.00

    Adjusted Collection Account Balance                                                                              2,962,377.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

SECURITY DEPOSIT ACCOUNT

    BEGINNING  BALANCE                                                                                132,939.98
    Add: Balance deposited on closing date                                                                  0.00
    Add: Security Deposits [6.02 b]                                                                         0.00
    Less: Amounts to Collection Account [6.02 c]                                                            0.00
    Add:  Investment Earnings                                                                             611.69
                                                                                                          ------

    Ending Balance @ 5/31/97                                                                          133,551.67

    Less: Amounts to Collection Account [6.02 c]                                                            0.00

    Adjusted Security Deposit Account Balance                                                         133,551.67


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


    BEGINNING BALANCE                                                                                                   0.00
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                        0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                       0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                       0.00
                                                                                                                        ----

    Ending Balance @ 5/31/97                                                                                            0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                        0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                       0.00
                                                                                                                        ----

    Adjusted New Transferred Property Funding Account Balance                                                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                    2,962,377.00


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

    (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                        0.00

    (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                                    0.00

    (iii)   Aggregate of: [6.06 c (iii)]
            (A) Unreimbursed Servicer Advances from prior periods                                                            0.00
            (B) Servicer Fee and unpaid Servicer Fee                                                                    33,811.58
            (C) Servicing Charges inadvertently deposited in Collection Account                                              0.00

    (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                        879.10

    (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                         14,539.00

    (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                          291.67

    (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                   398,368.00

    (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                               20,638.59

    (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                 22,099.25

    (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                   1,835,239.47

    (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                              0.00

    (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]                85,359.98
            provided no restricting event exists

    (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]               85,359.98
            provided no restricting event or issuer restricting event exists

    (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                               0.00

    (xv)    Prepayments optionally transferred to collection account and disbursed in                                        0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

    (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                               465,790.39


    Reviewed By:



    -----------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

ADCPB BALANCE

Prior Month ADCPB                                                   72,024,841.37
Initial ADCPB                                                       72,024,443.60
Current Month ADCPB (Before addition of New Property)               70,203,759.03
Base Principal Amount (Prior - Current)                              1,821,082.34
Add:  ADCPB of New Transferred Property                              1,821,166.74
Ending ADCPB (Current + ADCPB of New Property)                      72,024,925.77

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                          63,381,510.00
     Class A Certificate Rate                                                6.29%
     One twelfth of Class A Certificate Rate                                 0.52%
     Class A Certificate Interest                                      332,224.75
     Prior Month Class A Overdue Interest                                    0.00

     Class A Interest Due                                              332,224.75
     Class A Interest Paid                                             332,224.75

     Current Month Class A Overdue Interest                                  0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                          63,381,510.00
     Class A Percentage                                                     88.00%
     Base Principal Amount                                           1,821,082.34
     Class A Base Principal Distribution Amount                              0.00
     Prior Month Class A Overdue Principal                                   0.00
     Total A Note Principal Due                                              0.00

     Class A Principal Paid                                                  0.00

     Class A Overdue Principal                                               0.00
                                                                             ----
     Current Month Class A Principal Balance                        63,381,510.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance              2,160,733.00
     Class B-1 Certificate Rate                                   7.01%
     One twelfth of Class B-1 Certificate Rate                    0.58%
     Class B-1 Certificate Interest                          12,622.28
     Prior Month Class B-1 Overdue Interest                       0.00

     Class B-1 Interest Due                                  12,622.28
     Class B-1 Interest Paid                                 12,622.28

     Current Month Class B-1 Overdue Interest                     0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance              2,160,733.00
     Class B-1 Percentage                                         3.00%
     Base Principal Amount                                1,821,082.34
     Class B-1 Base Principal Distribution Amount                 0.00
     Prior Month B-1 Overdue Principal                            0.00
     Total B-1 Note Principal Due                                 0.00
                                                                  ----

     Class B-1 Principal Paid                                     0.00


     Class B-1 Overdue Principal                                  0.00

     Current Month Class B-1 Principal Balance            2,160,733.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                 1,800,611.00
     Class B-2 Certificate Rate                                      8.22%
     One twelfth of Class B-2 Certificate Rate                       0.69%
     Class B-2 Certificate Interest                             12,334.19
     Prior Month Class B-2 Overdue Interest                          0.00

     Class B-2 Interest Due                                     12,334.19
     Class B-2 Interest Paid                                    12,334.19

     Current Month Class B-2 Overdue Interest                        0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                 1,800,611.00
     Class B-2 Percentage                                            2.50%
     Base Principal Amount                                   1,821,082.34
     Class B-2 Base Principal Distribution Amount                    0.00
     Prior Month B-1 Overdue Principal                               0.00
     Total B-1 Note Principal Due                                    0.00

     Class B-2 Principal Paid                                        0.00

     Class B-2 Overdue Principal                                     0.00

     Current Month Class B-2 Principal Balance               1,800,611.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97


SERVICING FEE SCHEDULE

     Prior Month ADCPB                              72,024,841
     Servicer Fee Rate                                  0.5000%
     One-twelfth                                        0.0417%
     Servicer Fee                                    30,010.35

     Prior Servicer Fee Arrearage                         0.00
     Servicer Fee Due                                30,010.35

     Servicer Fee Paid                               30,010.35

     Current Servicing Fee Arrearage                      0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                              72,024,841
     Back-Up Servicer Fee Rate                          0.0200%
     One-twelfth                                        0.0017%
     Back-up Servicer Fee                             1,200.41

     Prior Back-Up Servicer Fee Arrearage                 0.00
     Total Back-Up Servicer Fee Due                   1,200.41

     Back-Up Servicer Fee Paid                        1,200.41

     Current Back-Up Servicing Fee Arrearage              0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                        291.67

     Prior Trustee Fee Arrearage                          0.00
     Total Trustee Fee Due                              291.67

     Trustee Fee Paid                                   291.67

     Current Trustee Fee Arrearage                        0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance       63,381,510.00
     Premium Rate                                       0.0200%
     Prior Premium Arrearage                              0.00
     Premium Amount Due                              12,676.00

     Premium Amount Paid                             12,676.00

     Current Premium Arrearage                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

Early Amortization Events

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

RESTRICTING EVENT CALCULATIONS

   (a)  Event of Servicer Termination (Yes/No)                       No
                                                                 ------------

   (b)  Certificate Insurer makes an Insured Payment                 No
                                                                 ------------

   (a)  Gross Charge-Off Event (Yes/No)                              No
                                                                 ------------

   (b)  Delinquency Trigger Event                                    No

                                                                 ------------
Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section 11.01(a)(ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible OFficer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
      (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01(a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                              Gross                              Gross                             Monthly
                             Defaults     Recoveries          Charge-Offs          ADCPB         Charge-Offs
                             --------     ----------          -----------          -----         -----------
           2 months prior       178,477         178,477                 0        69,609,133            0.00%
           1 month prior        258,895         258,895                 0        70,218,555            0.00%
           Current              200,442         200,442                 0        70,128,406            0.00%


                           Gross Charge-Off Ratio:                                                     0.00%
                           Maximum Charge-Off Ratio:                                                   2.50%


30+ DELINQUENCIES

                                                                                        Monthly
                           Delinquencies     ADCPB                                   Delinquencies
                           -------------     -----                                   -------------
           2 months prior     2,752,006      69,609,133                                   3.95%
           1 month prior      2,928,006      70,218,555                                   4.17%
           Current month      2,582,403      70,128,406                                   3.68%

                           Delinquency Ratio:                                             3.94%
                           Maximum Delinquency Ratio:                                     7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                            No
                                                         ------------

      (b)  Issuer Delinquency Trigger Ratio                  No
                                                         ------------


GROSS DEFAULTS (>=180)

                                                                MONTHLY
                           GROSS DEFAULTS    ADCPB            CHARGE-OFFS
                           --------------    -----            -----------
           Current               59,898      70,128,406              0.09%


                 i A       Subordinated Percentage                   9.00%
                   B       WAL of Remaining Leases                   2.14
                ii         Two
                           Ratio (i/ii)                              2.10%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                MONTHLY
                           DELINQUENCIES     ADCPB           DELINQUENCIES
                           -------------     -----           -------------
           2 months prior       541,150      69,609,133               0.78%
           1 month prior        448,919      70,218,555               0.64%
           Current month        731,450      70,128,406               1.04%


                           Issuer Delinquency Trigger Ratio:          0.82%
                           Maximum Ratio Allowed:                     2.50%


EARLY AMORTIZATION EVENT

   (1)  Is Subordinate Interest less than 8.86% of ADCPB?          No
                                                           --------------------

   (2)  Has a Gross Charge-Off Event Occurred?                     No
                                                           --------------------

   (3)  Has a Delinquency Event Occurred?                          No
                                                           --------------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

        AGING/DELINQUENCY STATISTICS

                                                                                      % OF
                                                                     ADCPB            TOTAL
                                                                     -----            -----
        Current                                                          67,546,003        96.32%
        31-60 Days Past Due                                               1,316,411         1.88%
        61-90 Days Past Due                                                 534,541         0.76%
        91+ Days Past Due                                                   731,450         1.04%
                                                                           --------        -----

        Total                                                            70,128,406       100.00%


        Certificate Factors

        Class A Notes                                                   1.000000000
        Class B-1 Notes                                                 1.000000000
        Class B-2 Notes                                                 1.000000000


        Substitution Limits [Section 7]

        ADCPB as of Cut-Off Date                                      72,024,443.60
        Maximum Substitution (10% of Initial)                          7,202,444.36
        Maximum Substitution for Defaulted Contracts (5% of Initial)   3,601,222.18

        Prior month Cumulative ADCPB Substituted                       1,573,967.03
        Current month ADCPB Substituted                                  452,351.81
        Cumulative ADCPB Substituted                                   2,026,318.84

        Prior month Cumulative ADCPB Substituted for Defaulted
        Contracts                                                        767,512.54
        Current month ADCPB Substituted Defaulted Contracts              200,442.33
        Cumulative ADCPB Substituted for Defaulted Contracts             967,954.87


        Portfolio Prepayment Statistics

        Prior month Cumulative ADCPB prepaid                           1,573,967.03
        Current month ADCPB prepaid                                      452,351.81
        Cumulative ADCPB prepaid                                       2,026,318.84

        Prior month Cumulative ADCPB Defaulted                           767,512.54
        Current month ADCPB Defaulted                                    200,442.33
        Cumulative ADCPB Defaulted                                       967,954.87

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                 322,918.42

LOCKBOX ACCOUNT
             Transfer of prior period Payments not yet transferred to Collection
               Account                                                                    (150,304.78)
             Transfer of prior period Excluded Amounts not yet transferred                 (38,501.82)
             Collections Received [5.02 (b)(d)]                                          2,352,963.68
             Excluded Amounts [5.02 (d)][Definition]                                      (902,077.55)
             Collections on Deposit due Collection Account [5.02 (d)]                   (1,315,561.37)

             Ending Balance @ 6/1/97                                                       269,436.58


COLLECTION ACCOUNT
             BEGINNING BALANCE @ 5/1/97                                                               1,365,188.48

             ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 5/1/97
             Add:  Servicer Advance                                                                     847,027.49
             Add:  Payments due Collection Account from last 2 business days prior period               150,304.78
             Add:  Payments due Collection Account from  prior period                                         0.00
             Add:  Add'l transfers                                                                            0.00
             Add:  Amounts to Collection Acct from Security deposit account                                   0.00
             Less: Total distributions on 5/10/97                                                    (2,362,520.75)
             ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 6/1/97
             Aggregate Amount of Actual Payments [6.01 b (i)]                                         1,388,469.75
             Add: Servicer Advances [5.03][6.01 b (ii)]                                                       0.00
             Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit
                  Account [6.01 b (iii)]                                                                      0.00
             Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                              0.00
             Add: Any Investment Earnings [6.01 b (v)]                                                    4,588.57
             Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                        0.00
             Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                     0.00
             Add: Advance Payments Due and Owing for Collection Period [6.01 c]                               0.00
             Add: Security Deposits Related to Prepayment                                                     0.00
             Add: Offset Amount as Provided by 5.12 [6.01 c]                                                  0.00
             Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]               0.00
             Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                  0.00
             Less: Payments due Collection Acct. from last 2 business days in calendar mo.                    0.00

             Ending Balance @ 5/31/97 and 6/1/97                                                      1,393,058.32

             Add: Servicer Advances to be deposited on Determination Date                               948,933.90
             Add: Payments due Collection Acct from last  2 business days                                89,317.58
             Add: Payments not yet transferred to the Collection Account                                      0.00
             Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                        0.00

             Adjusted Collection Account Balance                                                      2,431,309.80

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

SECURITY DEPOSIT ACCOUNT

             Beginning  Balance                                                                             0.00
             Add:  Balance deposited on closing date                                                        0.00
             Add:  Security Deposits [6.02 b]                                                               0.00
             Less: Amounts to Collection Account [6.02 c]                                                   0.00
             Add:  Investment Earnings                                                                      0.00
                                                                                                            ----

             Ending Balance @ 5/31/97                                                                       0.00

             Less: Amounts to Collection Account [6.02 c]                                                   0.00

             Adjusted Security Deposit  Account Balance                                                     0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


             Beginning Balance                                                                                                 0.00
             Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                      0.00
             Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                     0.00
             Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                     0.00
                                                                                                                               ----

             Ending Balance @ 5/31/97                                                                                          0.00

             Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]              1,821,166.74

             Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]            (1,821,166.74)
                                                                                                                     --------------

             Adjusted New Transferred Property Funding Account Balance                                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                               2,431,309.80


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

             (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                 0.00

             (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]             0.00

             (iii)  Aggregate of: [6.06 b (iii)]
                    (A)                Unreimbursed Servicer Advances from current collection period          0.00
                    (B)                Unreimbursed Servicer Advances from prior collection period            0.00
                    (C)                Servicing Charges inadvertently deposited in Collection Account        0.00

             (iv)   Current and unpaid Servicing Fees                                                    30,010.35

             (v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                               1,200.41

             (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                  12,676.00

             (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                   291.67

             (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]            332,224.75

             (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest
                    [6.06 b (viii)]                                                                      12,622.28

             (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]          12,334.19

             (xi)   Certificate Insurer Reimbursement Amount, if any, due on
                    Payment Date [6.06 b (x)]                                                                 0.00

             (xii)  Any amounts due Servicer under 9.03 [6.06 b (xi)]                                         0.00

             (xiii) To the Servicer Security Deposit Refund under 6.02C                                       0.00

             (ix)   To the depositor the lesser of Base Principal Amount or
                    ADCPB new Contracts transferred to the Trust,                                     1,821,082.34
                    [6.06 b (xii)]

                    If less than the Base Principal Amount, the remainder to the
                    New Transferred Property Funding Account [6.06 b (xii)]                                   0.00

             (x)    To the Holder of the Trust Certificate any remaining amounts
                    [6.06 b (xiii)]                                                                     208,867.81


             Reviewed By:



             --------------------------------------
             Craig M. Spencer
             Senior VP and Chief Accounting Officer